Exhibit 99.1

Delta Air Lines - Uniquely positioned in an Evolving Industry Edward H. Bastain President and Chief Financial Officer

Safe Harbor This presentation contains various projections and other forward-looking statements which represent Delta’s estimates or expectations regarding future events.  All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control that could cause the actual results to differ materially which are beyond Deltas control, that could cause the actual results to differ materially from the projected results.  Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s Form 10-K filed with the SEC on March 2, 2007 and its Form 10-Q filed on October 31, 2007. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update.

In this presentation, we will discuss certain non-GAAP financial measures in talking about our company’s performance.  You can find the reconciliations of those measures to comparable GAAP measures on our website at delta.com.

Significant Momentum In Our Business Transformation progress…•Fastest growing international carrier Best-in-class cost structure•Top-tier operational performance Award winning customer service Highly engaged workforce  1Excludes special and non-recurring items …driving substantial financial improvement September YTD 2007 YOY change in Pre-Tax Income ($M)1 DALUAUANWAAMRLCCCALJBLUAAILUV 997 704 629 399 221 210 72 61 (149)

Momentum is Across the Business 2007 vs. 2005 Unit Revenues On-Time Performance1 Mainline Non-Fuel Unit Costs Adjusted Net Debt 209.46 11.33 up 20% 3Q05 3Q07 4th 1st FY2005 YTD2007 7.05 6.50 down 10% 3Q05 3Q07 16.9 7.6 6/30/05 12/31/07 1DOT on-time ranking among network carriers 2Includes on-balance sheet debt plus 7x last twelve months’ aircraft rent reduced by cash and short-term investments

Emerging As A Truly Global Carrier Realigning Capacity Toward International Growth Markets Less Reliance On Domestic Markets More Diversification Of International Capacity Domestic/International Capacity Mix (%) 100 90 80 70 60 50 40 30 20 10 0 2005 2007E 2009E International Domestic Asia, Middle-East, Africa Latin/Caribbean Europe  More than 20 New International Destinations Announced for 2008

Fleet Flexibility Sets Delta Apart International growthatmodest•13 767-400s from domestic to international growth at modest capital cost•8 777-LRs open up long-haul Asian markets•15 757 ETOPs –international gauge flexibility•10737-700s–accessintohighperformanceUpgauging 10 737700s access into high performance markets• Replacing 50 seat RJs with 76-seatersdomestic aircraft• Installation of slim-line seats adds 10-12 seats to aircraft with no additional trip cost Lowest fleet CASM of the •Restructured aircraft costs give Delta the flexibility to quickly adjust capacity network carriers flexibility to quickly adjust capacity

Revenue Outperformance from Executing Our Plan Consolidated LOH Adj. RASM Performance  86  96 On-Track to Close RASM Gap to Industry by the end of 2008 2005  YTD 2007 ASM chg YoY DL OA(1) 3.4% 1.9%  0.1%

Cost Discipline is Fundamental to Leadership Position

Sep Qtr 2007 Mainline Non-Fuel CASM (¢)


6.46
6.50
6.52
7.59
7.80
7.86
NWA
DAL
LCC
AMR
CAL
UAUA

[1] Excludes special and non-recurring items and profit sharing expense. Stage length adjusted to Delta stage length of 1,287 miles

DELTA

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Business is Generating Strong Free Cash Flows Provides for Reinvestment While Strengthening the Balance Sheet ($M)1,500 1,000 500 0 (500) 0 (500) (1,000) (1,500) 2005 2006 2007

Business Plan is Working But High Fuel Costs Are A Reality Jet Fuel Prices up nearly 50% Since Beginning of the Year Jet Fuel Prices up nearly 50% Since Beginning of the Year  $1.73 $2.55  1/12/07 1/26/07 2/9/07 2/23/07 3/9/07 3/23/07 4/6/07 4/20/07 5/4/07 5/18/07 6/1/07 6/15/07 6/29/07 7/13/07 7/27/07 8/10/07 8/24/07 9/7/07 9/21/07 10/5/07 10/19/07 11/2/07 11/16/07 11/30/07 Source: Platt's US Gulf Coast Pipeline – Year-to-date through Nov. 30

Higher than Expected Fuel Prices will Dampen 4Q Results Guidance – December Quarter and 2007 December Quarter2007 Current Projection October 16 Guidance Current Projection October 16 Guidance Operating Margin0 - (2%)3 - 5%6%6 - 7% Fuel Price$2.60$2.36$2.20$2.15 Mainline non-fuel CASMDown 5 - 6%Down 5 - 7%Down 4 - 5%Down 4 - 5% System Capacity Up 3%Up 3 - 4%Up 2 - 3%Up 2 - 3%

Proactive Response to High Fuel Prices Domestic capacity reductions Returned 13 domestic aircraft during fourth quarter Canceling the equivalent of another 10 domestic mainline aircraft and 35 RJs worth of flying beginning in January through grounding aircraft and decreasing utilization 2008 capacity expected to be up 2% with domestic down 4-5% and international up 15% Non-fuel cost rationalization $400Mproductivityimprovementstargetedfor2008 Accelerating initiatives to realize benefits more quickly Installing lighter seats and winglets on certain aircraft to enhance fuel efficiencies Hiring freeze on all non-customer facing positions Disciplined Capex Reducing discretionary capital spending

Goal of Best-In-Class Operations

Committed to Continuous Improvement in Customer-Facing Activities

DOT On-Time Ranking

Rank	2004	2005	2006	YTD07
1	B6	HP	WN	WN
2	WN	WN	US	FL
3	UA	UA	DL	DL
4	US	CO	NW	CO
5	NW	AA	AA	AS
6	CO	DL	FL	UA
7	FL	US	UA	NW
8	AA	NW	CO	B6
9	AS	B6	AS	AA
10	DL	FL	B6	US

On-Time

- Ranked #1 YTD in on-time performance among network carriers

Clean

- Over 80% of fleet reconditioned
- Deep Clean every 29 days

Bags

- Focused on improvement; 2007 goal to be in top 5 by end of year

Key:
AA – American, AS – Alaska, B6 – JetBlue, CO – Continental, DL – Delta, FL – AirTran, HP – America West, NW – Northwest, UA – United, US – USAirways, WN – Southwest

DELTA 12

Delivering Long-Term Value for Shareholders We are committed to increasing shareholder value running a profitable and efficient business growing revenue and margins of ancillary businesses increase investor transparency analyzing potential value of monetizing non-core assets consolidation – Board evaluating best path forward for Delta

Delta –Uniquely Positioned in an Evolving Industry Opportunity to take our performance to top tier Continued unit revenue gains non-fuel unit cost reductions drive strong free cash flows  Disciplined approach to domestic capacity Capacity reductions will target highest cost domestic aircraft Focusing on profitable international growth Air France joint venture More than 20 new routes for 2008 including long-desired access to Heathrow and China Our goal is to be the undisputed leader in the airline industry Financial improvements, combined with the power of our people, network and balance sheet, give us a strong hand to play as the industry evolves

Delta Non-GAAP Reconciliations

Pre-tax Income (Combined)(Predecessor) Nine Months Ended Nine Months Ended YOY September 30, 2007 September 30, 2006 Change (in millions) Pre-tax income (loss) $1,924 $ (4,262) $6,186  Items excluded:  Accounting adjustments -310 (310) Reorganization expense, net (1,215)  3,685  (4,900) Interest earned due to bankruptcy 12 - 12 Post bankruptcy-related professional fees 9   -    9  Total items excluded (1,194) $   3,995 $  (5,189) $    Pre-tax income (loss) excluding reorganization and certain items 730 $  (267) $   997 Note:  Delta excludes reorganization and related and certain items because management believes the exclusion of these items is helpful to investors to evaluate the company’s recurring operational performance.

Mainline Non-Fuel CASM (Successor)(Predecessor) ThreeMonthsEndeddSeptember 30, 2007 September 30, 2005 Mainline CASM 10.49¢ 10.51¢ Items excluded:   Delta Global Services external expenses (0.10) (0.06)  Insourcing (0.26) (0.11) Mainline CASM excluding items not related to ASMs 10.13¢ 10.34¢ Mainline CASM excluding items not related to ASMs 10.13  ¢ 10.34 ¢ Items excluded:   Accounting adjustments-      -       Profit sharing (0.23)     -       Post bankruptcy-related professional fees-   -   Pension and related charges-       (0.24)Total items excluded(0.23) ¢ (0.24)  ¢ Mainline CASM excluding certain items 9.90¢ 10.10 ¢ Fuel expense and related taxes (3.40) ¢ (3.05) ¢ Mainline CASM excluding fuel expense and certain items 6.50¢ 7.057.05

Adjusted Net Debt Forecast(Successor)(Predecessor) December 31, 2007 June 30, 2005 in millions)Debt and capital lease obligations $8,906 $  14,082  Plus:  7x LTM aircraft rent 1,721 4,529  Adjusted total debt$ 10,627  $ 18,611 Less: Cash and cash equivalents (2,940)      (1,671)   Less: Short-term investments-         - Total adjusted net debt  $7,687 $   16,940   Note:  Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations. Delta reduces total debt by cash and cash equivalents and short-term investments, to present the amount of additional assets needed to satisfy the debt.

Length-of-Haul Adjusted Passenger RASM

	(Combined) Eight Months Ended Aug. 31, 2007	(Predecessor) Twelve Months Ended Dec. 31, 2005
PRASM	11.33 ¢	9.31 ¢
Accounting Adjustment	-	-
PRASM excluding accounting adjustment	11.33 ¢	9.31 ¢
Adjustment for charter revenue	(0.15)	(0.05)
PRASM excluding charter revenue	11.18 ¢	9.26 ¢
Length of haul adjustment	(0.17)	(0.64)
Length of Haul adjusted PRASM excluding charter revenue	11.01 ¢	8.62 ¢
Industry average PRASM	11.5 ¢	9.93 ¢
Percentage of industry average	96%	86%

Note: Delta presents length-of-haul adjusted PRASM excluding charter revenue because management believes this provides a more meaningful comparison of the company's PRASM to the industry.

DELTA 20

Cash Flow (Predecessor)(Predecessor) Year EndedYear Ended (in millions)December 31, 2006December 31, 2005Net cash provided by (used in) operating activities $993 $  (307)     Net cash used in (provided by) investing activities (361)   22 Adjustment:  Proceeds from sale of ASA-   (417)  Change in Short-term Investments 614    (336)     Adjusted Operating Cash Flow$ 1,246 $    (1,038)  Note: Delta presents free cash flow because management believes this metric is helpful to investors to evaluate factors causing changes in the company’s liquidity position